EXHIBIT 21.1     SUBSIDIARIES OF THE REGISTRANT


                                                                                                     % of Voting
                                                                                                     Securities
                                                                  Jurisdiction of                 Held at December
                                                                  Incorporation or                       31,
Name of Corporation                                                 Organization                       2000 (1)
-----------------------------------                               ----------------                    ----------

Amcorp, Inc.                                                           Delaware                           100%
     ASC Holdings, Inc.                                                Utah                               100
     Amalgamated Research, Inc.                                        Idaho                              100

Andrews County Holdings, Inc.                                          Delaware                           100
     Waste Control Specialists LLC                                     Delaware                            90
       Greenhill Technologies LLC                                      Delaware                            50
       Tecsafe LLC                                                     Delaware                            50

NL Industries, Inc. (2)                                                New Jersey                          60

Tremont Group, Inc. (3)                                                Delaware                            80
  Tremont Corporation (4)                                              Delaware                            80

Valcor, Inc.                                                           Delaware                           100
     Medite Corporation                                                Delaware                           100
     CompX International Inc. (5), (6)                                 Delaware                            65

Other wholly-owned
     Valmont Insurance Company                                         Vermont                            100
     Impex Realty Holding, Inc.                                        Delaware                           100



(1)      Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-640). Tremont Corporation owns an additional 20% of NL.

(3)      A wholly-owned subsidiary of NL owns the other 20% of Tremont Group.

(4)      Subsidiaries of Tremont  Corporation  are  incorporated by reference to
         Exhibit 21.1 of Tremont's Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-10126). A wholly-owned subsidiary of NL owns an additional .1% of Tremont.

(5) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-13905).

(6)      The Registrant owns an additional 2% of CompX directly.